Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

4. Discontinued Operations

The Company accounts for dispositions in its retail operations as discontinued operations when it is evident that the operations and cash flows of a franchise being disposed of will be eliminated from on-going operations and that the Company will not have any significant continuing involvement in its operations.

In evaluating whether the cash flows of a dealership in its Retail reportable segment will be eliminated from ongoing operations, the Company considers whether it is likely that customers will migrate to similar franchises that it owns in the same geographic market. The Company’s consideration includes an evaluation of the brands sold at other dealerships it operates in the market and their proximity to the disposed dealership. When the Company disposes of franchises, it typically does not have continuing brand representation in that market. If the franchise being disposed of is located in a complex of Company owned dealerships, the Company does not treat the disposition as a discontinued operation if it believes that the cash flows previously generated by the disposed franchise will be replaced by expanded operations of the remaining or replacement franchises. Combined financial information regarding dealerships accounted for as discontinued operations follows:

	Year Ended December 31,
	2011	2010	2009
Revenues	$485,450	$539,817	$588,577
Pre-tax (loss) income	803	(17,831)	5,834
Gain (loss) on disposal	3,313	(3,955)	(9,199)

	2011	2010
Inventory	$48,203	$107,659
Other assets	32,919	65,201

Total assets	81,122	172,860

Floor plan	44,869	96,460
Other liabilities	10,951	27,140

Total liabilities	55,820	123,600